Summary Prospectus	January 28, 2014
RiverPark/Gargoyle Hedged Value Fund Retail Class Shares Institutional Class Shares Class C Shares* * Class C Shares are not currently being offered for sale to investors.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
RiverPark/Gargoyle Hedged Value Fund (“RiverPark/Gargoyle” or the “Fund”) seeks long-term capital appreciation while exposing investors to less volatility than in a stand-alone stock portfolio.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

	Retail	Institutional	Class C
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None	1.00%
Other Expenses1	0.54%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.44%	1.16%	2.16%
Plus Management Fees Subject to Recovery2	0.06%	0.09%	0.09%
Total Annual Fund Operating Expenses Plus Management Fees Subject to Recovery	1.50%	1.25%	2.25%

1
Other Expenses, which include administration, transfer agency, custodian, administrative servicing and shareholder servicing fees, are based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares and do not correspond to the  expenses presented in the Fund’s financial highlights for the year ended September 30, 2013.   Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.   Other Expenses include a shareholder servicing fee of up to 0.25% for the Retail Class Shares and an administrative servicing fee of up to 0.15% for each of the classes to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.

2
RiverPark Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund , including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Institutional Class Shares, 1.50% for the Retail Class Shares and 2.25% for the Class C Shares of the Fund’s average net assets.  This agreement is in effect until at least January 31, 2015 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement.  This agreement may be terminated with 90 days notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.  The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$153	$474	$818	$1,791
Institutional	$127	$397	$686	$1,511
Class C	$228	$703	$1,205	$2,585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2013, the Fund’s portfolio turnover rate, on a non-annualized basis, was 66% of the average value of its portfolio.

Principal Investment Strategies

RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than a stand-alone stock portfolio by combining two investment strategies.  First, the Fund intends to invest 100% of its net assets in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C. (“Gargoyle”), the Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization stocks generally.  The Fund considers companies in excess of $1.5 billion to be medium-large capitalization companies.  The equity securities in which the Fund invests are primarily common stocks.  The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S.  Second, the Fund sells index call options (the “Options Portfolio”) against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio.   The Fund seeks to maintain an overall net long market exposure of between 35% and 65%, as such is determined by Gargoyle taking into account the expected future beta of the Stock Portfolio and the effects of changing option volatility.

Gargoyle’s investment approach involves modifying and combining what it believes are two time-proven investment strategies—value investing and option buy-writing.  Option buy-writing is a strategy that involves owning the underlying securities and writing (selling) call options on such underlying securities.  In the Fund’s case, the Stock Portfolio as a whole serves as the underlying securities and a basket of index call options are written (sold) in place of individual equity options.  While Gargoyle views the Fund as one integrated portfolio with the goal of achieving its stated objective, the Stock Portfolio and the Options Portfolio investment approaches can be viewed independently.

Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies.  For each company, Gargoyle compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both that company’s historic average for each such ratio as well as the applicable industry’s current average for each such ratio.  The goal is not to discover the companies with the lowest ratios on an absolute basis but rather to discover those companies whose current fundamental ratios are low relative to their own historic ratios and their industry’s current ratios.  Based upon these comparisons, and using a proprietary algorithm, each company is assigned a number – its “JScore”, which is the percentage of “fair market value” at which Gargoyle believes each such company is trading.

While Gargoyle analyzes approximately 2,500 companies, it limits the universe of candidates for inclusion in the Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies).  These companies are then divided into three groups.  A company with a JScore substantially below 100% is a “buy” candidate.  Assuming the Fund has additional capital to invest, based upon certain subjective criteria and subject to risk considerations that limit the amount that the Fund may invest in any one company, sub-industry, industry group, industry or sector, the Fund will purchase a “buy” candidate.  A company with a JScore below, but not significantly below, 100% is a “hold.”  If the Fund does not own a “hold” stock, it will not buy it; if the Fund already owns a “hold” stock, it will not sell it, unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the position should be reduced or fully liquidated.  Finally, any company with a JScore above 95% is considered a “Sell” candidate.  The Fund will generally (subject to certain tax considerations) sell companies that are “sell” candidates in order to meet redemptions or to provide funds to purchase “buy” candidates.

The second prong of the Fund’s investment strategy is to partially hedge the Stock Portfolio by selling index call options.  Throughout each month, Gargoyle, using proprietary software, determines the “best” basket of indexes on which to sell call options.  In determining the best basket, Gargoyle considers (1) the degree to which a basket, on a historical basis, would have most closely replicated, on a statistical basis, the performance of the stocks in the current Stock Portfolio and (2) at times which indexes have the most relatively overvalued options from an options valuation perspective.  Based upon other proprietary software and the experience and judgment of Gargoyle’s portfolio managers, it then typically sells near-term index call options with strike prices near the index’s current value such that the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%, as such is determined by Gargoyle taking into account the expected future beta of the stock portfolio and the effects of changing option volatility.

As a seller of index call options, the Fund is paid for assuming the risk of an index closing above a pre-set price (the “strike price”) on expiration (or on any date before its expiration date that the purchaser elects to exercise its option(s)).  As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total sales proceeds exceeds 1-1/2% of the Fund’s net asset value (for a “total” of 18% per year).  Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any time that an index closes on expiration at or below the selected strike prices, the Fund realizes the entire 1-1/2%.  Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on expiration above the strike price, the Fund will be liable to pay, for each option sold, $100 for each point the index exceeds the strike price.  Against this liability, (1) the Fund has received the proceeds from the sale of the index call options and (2) the Stock Portfolio, which as a diversified portfolio of stocks, may reasonably be expected to have appreciated with the market.  Of course, there can be no guarantee of such returns, or of any positive returns, in any given month.

Gargoyle strives for the Fund to have, on an options-adjusted basis, a 50% net long market exposure.  This number—the net long market exposure—is monitored continually.  As long as the net long market exposure of the Fund stays sufficiently constant (which is currently defined as a net long market exposure of between 35% and 65%), Gargoyle, in general, does not adjust the net exposure of the Options Portfolio between expirations.  Gargoyle may take advantage of flows both in and out of the Fund when trading the Option Portfolio to alter the net long market exposure of the Fund.  Additionally, if, due to market conditions, the Fund’s net long market exposure falls outside the risk parameters then in place, Gargoyle will periodically adjust the Options Portfolio with the goal to bring the Fund back within those parameters.  To the extent that Gargoyle determines to roll the Options Portfolio forward (i.e., hedge the Stock Portfolio by using the next most near-term month’s options), the Fund maintains its call-selling bias.

Investors should note that, although Gargoyle will endeavor to sell near-term index call options, the Fund may implement other options strategies to hedge the Stock Portfolio, such as selling index call options other than near-term options, purchasing put options (on a stock, a sector index or a market index) or selling call options on individual stocks or sector indexes.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

Equity Securities Risks.  The Fund invests primarily in equity securities.  Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors.  The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).  Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Options Risks.  The Fund will expose investors to the risks inherent in trading options.  These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument.  Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading.  While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.  Selling options creates additional risks.  The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option.  In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.  The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option.  In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option.  Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

Dispersion Risk.  As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio.  As such, there is the risk that the Stock Portfolio will under-perform the blended performance of the indexes on which those options were sold.  If the Stock Portfolio were to under-perform such indexes sufficiently, the Fund could incur losses, even during times that the Stock Portfolio generates profits.

Value Stock Risk.  The Fund invests in value stocks.  When value investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.

Medium Capitalization Company Risk. The Fund may invest in the securities of companies which are considered “mid-cap” or medium capitalization. Such companies may be relatively newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies. Compared to large-cap companies, medium cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Market Risk.  Because the Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk.  Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the sub-adviser, investment considerations warrant such action.  These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the annual rate of portfolio turnover of the Funds.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Management Risk.  Management risk means that the sub-adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Performance
Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.  The performance information for periods prior to April 30, 2012 shown below is for the Fund’s predecessor partnership (Gargoyle Hedged Value Fund L.P.).  The predecessor partnership was merged into and reorganized as the Fund, a series of RiverPark Funds Trust, as of April 30, 2012.  The merger and reorganization of the predecessor partnership into the Fund was for purposes entirely unrelated to the establishment of a performance record.  The Fund is managed by the same investment adviser (i.e., its sub-adviser, Gargoyle Investment Advisor, L.L.C.) and in a manner that is in all material respects equivalent to the management of the predecessor partnership since January 2000.  The predecessor partnership was formed and commenced operations in 1997, however, substantial changes were made to the strategy in January 2000, consistent with the strategy that the Fund currently pursues.   During its operating history since January 2000, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s.  The information for periods prior to March 30, 2012 shows how the predecessor partnership’s performance varied from year to year, and reflects the actual fees and expenses that were charged when the Fund was a partnership.  When the Fund was a partnership, it charged investors a 20% performance fee.  The Fund does not charge a performance fee.  If the annual returns for the predecessor partnership were charged the same fees and expenses as the Fund, the annual returns for the predecessor partnership would have been higher.  From its inception through April 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.  The information provides some indications of the risks of investing in the Fund.  Comparison of performance to an appropriate index indicates how the Fund’s and the predecessor partnership’s average annual returns compare with those of a broad measure of market performance.  The Fund’s and the predecessor partnership’s past performance is not necessarily an indication of how the Fund will perform in the future.  Past performance is no guarantee of future results.

1	Prior to April 30, 2012, the Fund was a private partnership and had one class of shares.

During the period of time shown in the bar chart, the highest quarterly return was 22.51% for the quarter ended  June 30, 2009 and the lowest quarterly return was (20.52)% for the quarter ended December 31, 2008.

The performance table below shows how the Fund’s average annual returns for each of the periods ended December 31, 2013 compared to that of the Fund’s benchmarks (S&P 500 Total Return Index and the Russell 1000 Value Index):

Average Annual Total Returns	1 Year	5 Years	10 Years
Institutional Class Shares (RGHIX)
Return Before Taxes	29.38%	18.98%	8.77%
Return After-Tax on Distributions*	28.95%	N/A**	N/A**
Return After-Tax on Distributions and Sale of Fund Shares*	16.86%	N/A**	N/A**
Retail Class Shares (RGHVX)
Return Before Taxes	29.16%	18.88%	8.72%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only.  The after-tax returns for Retail Class Shares will vary.  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	After-tax returns are not shown where noted because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management
Investment Adviser
RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser
Gargoyle Investment Advisor, L.L.C. (“Gargoyle”) serves as the Fund’s sub-adviser.

Portfolio Manager
Joshua B. Parker, Managing Partner of Gargoyle, has served as co-portfolio manager of the Fund since inception (including of its predecessor partnership since its inception in January 1997).

Alan L. Salzbank, Managing Partner of Gargoyle, has served as co-portfolio manager of the Fund since inception (including of its predecessor partnership since its inception in January 1997).

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary.  The minimum initial investment in the Retail Class Shares is $1,000.  The minimum initial investment in the Institutional Class Shares is $1 million.  Class C Shares will have a minimum initial investment of $1,000.  There is no minimum for subsequent investments if payment is mailed by check; otherwise the minimum is $100.  Transactions received, in good order, before the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) receive the next calculated net asset value.

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your financial planner or visit your financial intermediary’s website for more information.

RPF-SM-007-0300